ANFIELD DYNAMIC FIXED INCOME ETF
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 100.2%
	FIXED INCOME - 100.2%
60,591	Invesco Fundamental High Yield Corporate Bond ETF	$ 1,067,008
53,731	Invesco Senior Loan ETF	1,158,440
6,705	iShares Convertible Bond ETF	516,821
26,118	iShares iBoxx $ Investment Grade Corporate Bond ETF	2,940,887
13,524	iShares iBoxx High Yield Corporate Bond ETF	1,062,040
22,569	iShares JP Morgan EM Corporate Bond ETF	1,013,122
32,734	iShares MBS ETF	3,211,205
175,104	iShares U.S. Treasury Bond ETF	4,228,762
22,108	ProShares UltraShort 20+ Year Treasury(a)	549,163
10,836	SPDR Bloomberg High Yield Bond ETF	1,057,702
		16,805,150

	TOTAL EXCHANGE-TRADED FUNDS (Cost $18,579,756)	16,805,150

	TOTAL INVESTMENTS - 100.2% (Cost $18,579,756)	$ 16,805,150
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(36,478)
	NET ASSETS - 100.0%	$ 16,768,672

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt

(a)	Non-income producing security.